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        CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Each of the undersigned, being the Principal Executive Officer and Principal Financial Officer of Citizens Funds ("registrant"), hereby certifies that, to such officer's knowledge:

1. The report on Form N-CSR of the registrant fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Date: August 24, 2007                   /s/ Sophia Collier
                                        ----------------------------------------
                                        Sophia Collier
                                        Principal Executive Officer


Date: August 24, 2007                   /s/ Robert Silva
                                        ----------------------------------------
                                        Robert Silva
                                        Assistant Treasurer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.